MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of December 31, 2019

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



2.99%
32.85%
64.16%
Domestic
International
Net Cash[1]

[1]*Net Cash represents cash equivalents and other assets less liabilities.*

INDUSTRY DIVERSIFICATION

Information Technology	22.82%
Consumer Staples	18.73%
Financials	15.15%
Communication Services	14.64%
Consumer Discretionary	11.95%
Healthcare	9.49%
Industrials	2.37%
Energy	1.85%
Utilities	0.00%
Materials	0.00%
Net Cash[1]	2.99%

TOP 10 HOLDINGS

Mastercard, Inc.	11.81%
Apple Inc.	9.29%
LVMH Moët Hennessey Louis Vuitton	4.43%
The Estée Lauder Companies, Inc.	4.08%
Diageo Plc. ADR	4.00%
The Walt Disney Company	3.81%
Alphabet, Inc. Class A	3.71%
Alphabet, Inc. Class C	3.71%
Bank of America Corporation	3.48%
Nike, Inc.	3.21%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	34
2019 Portfolio Turnover	9.14%
Net Assets (millions)	$25.29
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]



Mundoval Fund
MSCI World Index
11.45% 8.56%
37.23% 27.67%
14.37% 12.57%
8.56% 8.73%
8.65% 9.46%
7.52% 7.61%
QTD Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$30,395
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

[3]*A hypothetical $10,000 investment in the Fund at inception on 9/3/04* would have been worth $30,395.45 on 12/31/19. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

4Q19 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 11.45% in the fourth quarter of 2019 versus 8.56% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.52% versus 7.61% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Information Technology Sector (Apple, Inc.), Health Care sector (Teva Pharmaceuticals & Biogen Inc.). Negative factors impacting performance for the Fund during the quarter included the Consumer Staples sector (Anheuser-Busch InBev & Unilever Plc) and Healthcare sector (Gilead Sciences).

During the quarter shares of Gilead Sciences, Inpex Corporation and American International Group were sold in order to provide liquidity to purchase additional shares of existing holdings and new shares of Alibaba Group Holding. The geographic diversification of the Fund as of December 31, 2019 consisted of 64.16% domestic stocks, 32.85% international stocks and 2.99% cash equivalents. The Fund owned shares of common stock in 33 companies.

Manager Commentary:

At the end of 2018 many investors thought a recession was imminent on fears of slowing global growth, higher interest rates and a trade war between America and China. Those fears proved to be overblown. The Standard & Poor's 500 Total Return Stock Index rose by 31.49% while international stocks, as measured by the MSCI EAFE Index, gained 22.01% during the year. The Federal Reserve lowered interest rates three times in 2019 which boosted share prices of common stocks despite slowing growth in corporate earnings. It is interesting to note that election years have historically been turbulent for stock markets and only 12 times since 1928 has the S&P 500 Index posted a better rate of return that it did in 2019. In order to benefit from long-term stock market performance, investors should temper their expectations and stay the course.

The share price of **Apple, Inc.** soared 86% during 2019, driven by better than expected sales of the iPhone 11 and a rapidly expanding wearables business. **Mastercard Inc.** reported that U.S. shoppers spent more online during this year's holiday shopping season with e-commerce sales hitting a record high. Films produced by **The Walt Disney Company** accounted for approximately 33% of the total U.S. film market and grossed more than $10 billion at the global box office in 2019. Viacom and CBS merged in 2019 to form **ViacomCBS**, one of the largest producers of film and programming content, only second to Netflix, which happens to be weak in the ownership of long established, deeply rooted assets.

Thank you for your business and continued support.
Arthur Q. Johnson, CFA

Average Annualized Total Returns as of December 31, 2019

	4Q 2019 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	11.45%	37.23%	14.37%	8.56%	9.58%	8.65%	7.52%
MSCI World Index	8.56%	27.67%	12.57%	8.73%	10.57%	9.46%	7.61%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.